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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 15, 2002

            Lehman ABS Corporation on behalf of:

                  CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-16 TRUST CORPORATE BACKED TRUST CERTIFICATES, Ford Motor Co. Debenture-Backed SERIES 2001-36 TRUST
                  CORPORATE BACKED TRUST CERTIFICATES, Motorola Debenture-Backed SERIES 2002-14 TRUST
                  (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-91780               13-3447441
(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
     of Incorporation)                    Number)            Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust
Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001        Series 2001-1 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001        Series 2001-2 Trust
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001        Series 2001-3 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001        Series 2001-4 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001        Series 2001-5 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001           Series 2001-6 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001           Series 2001-7 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001           Series 2001-8 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001          Series 2001-9 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001          Series 2001-10 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001          Series 2001-11 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001           Series 2001-12 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001          Series 2001-14 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001          Series 2001-15 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001             Series 2001-16 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001             Series 2001-17 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001             Series 2001-18 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001            Series 2001-19 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001            Series 2001-20 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001            Series 2001-21 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001            Series 2001-22 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001            Series 2001-23 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001            Series 2001-24 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001           Series 2001-25 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001           Series 2001-26 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001           Series 2001-27 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001           Corning Debenture-Backed Series 2001-28
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001           Georgia Pacific Debenture-Backed Series
                                                2001-29 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001           Royal Caribbean Debenture-Backed Series
                                                2001-30 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, Toys
Series Supplement dated July 31, 2001           "R" Us Debenture-Backed Series 2001-31
                                                Trust
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


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

-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001         Liberty Media Debenture-Backed Series
                                                2001-32 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, AT&T
Series Supplement dated September 5, 2001       Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001       Goodyear Tire & Rubber Note-Backed Series
                                                2001-34 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001      Corning Debenture-Backed Series 2001-35
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, Ford
Series Supplement dated November 15, 2001       Motor Co. Debenture-Backed Series 2001-36
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001       Federal Express Corporation Note-Backed
                                                Series 2001-37 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, W.R.
Series Supplement dated January 23, 2002        Berkley Capital Trust Securities-Backed
                                                Series 2002-1 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002       Royal & Sun Alliance Bond-Backed Series
                                                2002-2 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002           Brunswick Corporation Note-Backed Series
                                                2002-3 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002          DaimlerChrysler Debenture-Backed Series
                                                2002-4 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002          Series 2002-TVA-1 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002           General Electric Capital Series Note-
                                                Backed Series 2002-5 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002          Kinder Morgan Debenture-Backed Series
                                                2002-6 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, AT&T
Series Supplement dated May 1, 2002             Wireless Services Note-Backed Series
                                                2002-7 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002            BellSouth Debenture-Backed Series 2002-8
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, News
Series Supplement dated June 3, 2002            America Debenture-Backed Series 2002-9
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, AIG
Series Supplement dated June 6, 2002            Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002            Royal & Sun Alliance Bond-Backed Series
                                                2002-11 Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002           Motorola Debenture-Backed Series 2002-12
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002           Motorola Debenture-Backed Series 2002-14
                                                Trust
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Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates, CIT
Series Supplement dated July 24, 2002           Capital Trust I Securities-Backed Series
                                                2002-15 Trust
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


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

-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002           Verizon Global Funding Corp. Note-Backed
                                                Series 2002-16 Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002        American General Institutional Capital A
                                                Capital Securities-Backed Series 2002-17
                                                Trust
-----------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and         Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002        Bristol-Meyers Squibb Debenture-Backed
                                                Series 2002-18 Trust
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Standard Terms for Trust Agreements and         Repackaged GE Global Insurance Floating
Series Supplement dated November 15, 2002       Rate Trust Certificates Series 2002-1
                                                Trust
-----------------------------------------------------------------------------------------


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

Item 5. OTHER EVENTS

On November 15, 2002 distribution were made to the Holders of the Corporate Backed Trust Certificates, Series 2001-16 Trust, Corporate Backed Trust Certificates, Ford Motor Co. Debenture-Backed Series 2001-36 Trust and Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-14 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 through 3 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-16 Certificate Holders for the period ending November 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-36 Certificate Holders for the period ending November 15, 2002.

      3 Trustee's Distribution Statement to the Series 2002-14 Certificate Holders for the period ending November 15, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 31, 2002

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                --------------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-16 Certificate Holders for the period ending November 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-36 Certificate Holders for the period ending November 15, 2002.

      3 Trustee's Distribution Statement to the Series 2002-14 Certificate Holders for the period ending November 15, 2002.


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